UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 31, 2004
                                                        -----------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 31, 2004, Edwin Schwartz resigned from his positions with the Registrant as Director, Chief Financial Officer, Secretary and Treasurer. Mr. Schwartz has resigned for personal reasons and not as a result of disagreement with the Registrant or on any matter relating to the Registrant's operations, policies or practices. Mr. Schwartz will continue to serve as the Registrant's legal counsel for environmental matters.

On December 31, 2004, Bradley Smith, a current Director of the Registrant, has been appointed as the Registrant's Secretary and Treasurer.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVA BIOGENETICS INC.
                                        (Registrant)

 Date:  January 3, 2005

                                        By: /s/ Timothy C. Moses
                                            --------------------
                                            Timothy C. Moses
                                            COO and Sr. Vice President


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